UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-06103

Investors Cash Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SEMIANNUAL REPORT TO SHAREHOLDERS

Investors Cash Trust

Treasury Portfolio

Investment Class

September 30, 2012

Contents
4 Portfolio Summary
5 Investment Portfolio
8 Statement of Assets and Liabilities
10 Statement of Operations
11 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
20 Information About Your Fund's Expenses
22 Other Information
23 Investment Management Agreement Approval
28 Summary of Management Fee Evaluation by Independent Fee Consultant
32 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Summary (Unaudited)

Investment Portfolio as of September 30, 2012 (Unaudited)
	Principal Amount ($)	Value ($)

Government & Agency Obligations 31.6%
U.S. Treasury Obligations
U.S. Treasury Bills:
0.13%*, 10/4/2012	100,000,000	99,998,917
0.14%*, 10/25/2012	60,000,000	59,994,400
0.142%*, 5/2/2013	200,000,000	199,831,375
U.S. Treasury Notes:
0.375%, 10/31/2012	137,000,000	137,027,158
0.5%, 10/15/2013	50,000,000	50,150,360
0.625%, 2/28/2013	25,000,000	25,044,222
1.125%, 6/15/2013	100,000,000	100,637,279
1.375%, 10/15/2012	90,000,000	90,041,853
1.375%, 1/15/2013	25,000,000	25,084,567
1.375%, 3/15/2013	60,000,000	60,321,042
2.5%, 3/31/2013	37,250,000	37,679,271
2.875%, 1/31/2013	35,000,000	35,314,776
3.375%, 11/30/2012	100,000,000	100,524,470
4.0%, 11/15/2012	175,000,000	175,822,992
Total Government & Agency Obligations (Cost $1,197,472,682)		1,197,472,682

Repurchase Agreements 66.2%
Barclays Capital, 0.2%, dated 9/28/2012, to be repurchased at $400,006,667 on 10/1/2012 (a)	400,000,000	400,000,000
BNP Paribas, 0.17%, dated 9/28/2012, to be repurchased at $200,002,833 on 10/1/2012 (b)	200,000,000	200,000,000
Citigroup Global Markets, Inc., 0.22%, dated 9/28/2012, to be repurchased at $375,006,875 on 10/1/2012 (c)	375,000,000	375,000,000
Credit Suisse Securities (U.S.A.) LLC, 0.18%, dated 9/28/2012, to be repurchased at $500,007,500 on 10/1/2012 (d)	500,000,000	500,000,000
JPMorgan Securities, Inc., 0.18%, dated 9/28/2012, to be repurchased at $373,005,595 on 10/1/2012 (e)	373,000,000	373,000,000
Merrill Lynch & Co., Inc., 0.17%, dated 9/28/2012, to be repurchased at $165,546,444 on 10/1/2012 (f)	165,544,099	165,544,099
The Toronto-Dominion Bank, 0.18%, dated 9/28/2012, to be repurchased at $200,003,000 on 10/1/2012 (g)	200,000,000	200,000,000
The Toronto-Dominion Bank, 0.19%, dated 9/25/2012, to be repurchased at $300,011,083 on 10/2/2012 (h)	300,000,000	300,000,000
Total Repurchase Agreements (Cost $2,513,544,099)		2,513,544,099

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,711,016,781)†	97.8	3,711,016,781
Other Assets and Liabilities, Net	2.2	83,961,833
Net Assets	100.0	3,794,978,614

* Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $3,711,016,781.

(a) Collateralized by $399,968,800 U.S. Treasury Notes, with various coupon rates from 0.75-1.25%, with the various maturity dates of 4/15/2014-6/30/2017 with a value of $408,000,077.

(b) Collateralized by $197,584,700 U.S. Treasury Note, 1.25%, maturing on 10/31/2015 with a value of $204,000,093.

(c) Collateralized by $378,279,400 U.S. Treasury Notes, with various coupon rates from 0.125-2.5%, with the various maturity dates of 12/31/2013-7/31/2015 with a value of $390,000,017.

(d) Collateralized by $510,850,800 U.S. Treasury Notes, with various coupon rates from 0.5-0.375%, with the various maturity dates of 3/15/2015-7/31/2017 with a value of $510,002,179.

(e) Collateralized by $452,251,490 U.S. Treasury STRIPS, with the various maturity dates of 11/15/2013-5/15/2032 with a value of $380,463,886.

(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
40,800	U.S. Treasury Inflation Indexed Note	1.875	7/15/2013	52,596
168,664,200	U.S. Treasury Note	0.25	5/31/2014	168,802,449
Total Collateral Value				168,855,045

(g) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
51,755,000	Federal Home Loan Bank	0.29-0.75	12/6/2013- 9/8/2017	51,787,219
121,728,000	Federal National Mortgage Association	0.5-7.93	10/15/2015- 11/15/2030	152,213,618
Total Collateral Value				204,000,837

(h) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
79,650,000	Federal National Mortgage Association	0.65-5.0	4/30/2015- 6/1/2020	86,963,400
200,000,000	U.S. Treasury Note	2.375	6/30/2018	219,036,684
Total Collateral Value				306,000,084

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Government & Agency Obligations (i)	$—	$1,197,472,682	$—	$1,197,472,682
Repurchase Agreements	—	2,513,544,099	—	2,513,544,099
Total	$—	$3,711,016,781	$—	$3,711,016,781

There have been no transfers between fair value measurement levels during the period ended September 30, 2012.

(i) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2012 (Unaudited)
Assets
Investments: Investment in non-affiliated securities, valued at amortized cost	$1,197,472,682
Repurchase agreements, valued at amortized cost	2,513,544,099
Total investments in securities, valued at amortized cost	3,711,016,781
Receivable for investments sold	78,000,000
Receivable for Fund shares sold	49,048
Interest receivable	6,602,414
Due from Advisor	14,279
Other assets	79,457
Total assets	3,795,761,979
Liabilities
Payable for Fund shares redeemed	175,363
Distributions payable	10,130
Accrued management fee	155,967
Accrued Trustees' fees	12,732
Other accrued expenses and payables	429,173
Total liabilities	783,365
Net assets, at value	$3,794,978,614
Net Assets Consist of
Undistributed net investment income	21,659
Accumulated net realized gain (loss)	(17,526)
Paid-in capital	3,794,974,481
Net assets, at value	$3,794,978,614
Net Asset Value
Institutional Shares Net Asset Value, offering and redemption price per share ($2,872,320,823 ÷ 2,872,315,170 outstanding shares of capital stock, no par value, unlimited number of shares authorized)	$1.00
Premier Money Market Shares Net Asset Value, offering and redemption price per share ($137,160,602 ÷ 137,160,332 outstanding shares of capital stock, no par value, unlimited number of shares authorized)	$1.00
Investment Class Net Asset Value, offering and redemption price per share ($589,422,658 ÷ 589,421,498 outstanding shares of capital stock, no par value, unlimited number of shares authorized)	$1.00
DWS U.S. Treasury Money Fund Class S Net Asset Value, offering and redemption price per share ($196,074,531 ÷ 196,074,145 outstanding shares of capital stock, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended September 30, 2012 (Unaudited)
Investment Income
Income: Interest	$2,765,673
Expenses: Management fee	932,404
Administration fee	1,864,808
Services to shareholders	905,443
Distribution and service fees	1,961,817
Custodian fee	27,328
Professional fees	55,632
Reports to shareholders	51,972
Registration fees	55,754
Trustees' fees and expenses	77,897
Other	70,948
Total expenses before expense reductions	6,004,003
Expense reductions	(3,424,328)
Total expenses after expense reductions	2,579,675
Net investment income	185,998
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(17,526)
Net increase (decrease) in net assets resulting from operations	$168,472

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
Operations: Net investment income	$185,998	$368,256
Net realized gain (loss)	(17,526)	32,691
Net increase (decrease) in net assets resulting from operations	168,472	400,947
Distributions to shareholders from: Net investment income: Institutional Shares	(140,591)	(285,428)
Premier Money Market Shares	(6,771)	(10,741)
Investment Class	(28,729)	(57,617)
DWS U.S. Treasury Money Fund Class S	(9,904)	(14,449)
Net realized gains: Institutional Shares	—	(17,012)
Premier Money Market Shares	—	(710)
Investment Class	—	(3,446)
DWS U.S. Treasury Money Fund Class S	—	(833)
Total distributions	(185,995)	(390,236)
Fund share transactions: Proceeds from shares sold	11,108,923,867	19,711,852,787
Reinvestment of distributions	105,433	217,432
Payments for shares redeemed	(11,243,641,583)	(18,830,178,779)
Net increase (decrease) in net assets from Fund share transactions	(134,612,283)	881,891,440
Increase (decrease) in net assets	(134,629,806)	881,902,151
Net assets at beginning of period	3,929,608,420	3,047,706,269
Net assets at end of period (including undistributed net investment income of $21,659 and $21,656, respectively)	$3,794,978,614	$3,929,608,420

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Investment Class
			Years Ended March 31,
	Six Months Ended 9/30/12 (Unaudited)		2012		2011		2010		2009		Period Ended 3/31/08a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.000	***	.000	***	.008		.030
Net realized and unrealized gain (loss)	(.000	)***	.000	***	.000	***	.000	***	.000	***	.000	***
Total from investment operations	.000	***	.000	***	.000	***	.000	***	.008		.030
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.008)		(.030)
Net realized gains	—		(.000	)***	(.000	)***	(.000	)***	(.000	)***	—
Total distributions	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.008)		(.030)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.01	b**	.01	b	.01	b	.03	b	.78	b	3.07	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	589		654		595		686		846		627
Ratio of expenses before expense reductions (%)	.57	*	.57		.58		.56		.57		.62	*
Ratio of expenses after expense reductions (%)	.14	*	.09		.20		.23		.51		.62	*
Ratio of net investment income (%)	.01	*	.01		.01		.01		.52	c	3.25	c*
a For the period from May 21, 2007 (commencement of operations of Investment Class) to March 31, 2008.
b Total return would have been lower had certain expenses not been reduced.
c Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Annualized
** Not annualized
*** Amount is less than $.0005.

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies

Investors Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Treasury Portfolio (the "Fund") is a diversified series of the Trust that offers multiple classes of shares that include Institutional Shares, Premier Money Market Shares, Investment Class and DWS U.S. Treasury Money Fund Class S. Certain detailed financial information for the Institutional Shares, Premier Money Market Shares and DWS U.S. Treasury Money Fund Class S is provided separately and is available upon request.

Investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee of 0.05% of the Fund's average daily net assets.

For the period from April 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of the Institutional Shares at 0.25%.

The Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of the Investment Class at 0.67%.

In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses for Institutional Shares, Premier Money Market Shares, Investment Class and DWS U.S. Treasury Money Fund Class S.

Accordingly, for the six months ended September 30, 2012, the Advisor waived a portion of its management fee aggregating $587,132, and the amount charged aggregated $345,272, which was equivalent to an annual effective rate of 0.02% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2012, the Administration Fee was $1,864,808, of which $286,287 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2012
Institutional Shares	$277,062	$277,062	$—
Premier Money Market Shares	169,306	168,734	572
Investment Class	244,122	242,703	1,419
DWS U.S. Treasury Money Fund Class S	186,459	186,459	—
	$876,949	$874,958	$1,991

For the six months ended September 30, 2012, the Advisor reimbursed the Fund $421 of sub-recordkeeping expense.

Distribution and Service Fees. Under the Fund's Premier Money Market Shares and Investment Class 12b-1 Plans, DWS Investors Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of each of the Premier Money Market Shares and Investment Class. For the six months ended September 30, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Waived
Premier Money Market Shares	$169,306	$169,306
Investment Class	718,669	718,669
	$887,975	$887,975

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the Institutional Shares at an annual rate up to 0.05% of average daily net assets, up to 0.25% of average daily net assets for the Premier Money Market Shares, and up to 0.07% of average daily net assets for the Investment Class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of the shareholder accounts the firms service. For the six months ended September 30, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Annualized Effective Rate
Institutional Shares	$703,309	$703,309	.00%
Premier Money Market Shares	169,306	169,306	.00%
Investment Class	201,227	201,227	.00%
	$1,073,842	$1,073,842

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,936, of which $4,757 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

3. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2012, there was one shareholder account that held approximately 17% of the outstanding shares of the Fund.

4. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2012.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended September 30, 2012		Year Ended March 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Shares	10,665,423,484	$10,665,423,484	18,246,792,316	$18,246,792,316
Premier Money Market Shares	85,768,187	85,768,187	237,503,422	237,503,422
Investment Class	337,785,193	337,785,193	1,083,193,271	1,083,193,271
DWS U.S. Treasury Money Fund Class S	19,947,003	19,947,003	144,363,778	144,363,778
		$11,108,923,867		$19,711,852,787
Shares issued to shareholders in reinvestment of distributions
Institutional Shares	63,039	$63,039	136,983	$136,983
Premier Money Market Shares	6,733	6,733	11,490	11,490
Investment Class	25,837	25,837	53,855	53,855
DWS U.S. Treasury Money Fund Class S	9,824	9,824	15,104	15,104
		$105,433		$217,432
Shares redeemed
Institutional Shares	(10,711,289,844)	$(10,711,289,844)	(17,548,158,460)	$(17,548,158,460)
Premier Money Market Shares	(88,591,086)	(88,591,086)	(189,376,273)	(189,376,273)
Investment Class	(402,597,336)	(402,597,336)	(1,023,904,967)	(1,023,904,967)
DWS U.S. Treasury Money Fund Class S	(41,163,317)	(41,163,317)	(68,739,079)	(68,739,079)
		$(11,243,641,583)		$(18,830,178,779)
Net increase (decrease)
Institutional Shares	(45,803,321)	$(45,803,321)	698,770,839	$698,770,839
Premier Money Market Shares	(2,816,166)	(2,816,166)	48,138,639	48,138,639
Investment Class	(64,786,306)	(64,786,306)	59,342,159	59,342,159
DWS U.S. Treasury Money Fund Class S	(21,206,490)	(21,206,490)	75,639,803	75,639,803
		$(134,612,283)		$881,891,440

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund's Investment Class limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2012 to September 30, 2012).

The tables illustrate the Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended September 30, 2012 (Unaudited)
Actual Fund Return	Investment Class
Beginning Account Value 4/1/12	$1,000.00
Ending Account Value 9/30/12	$1,000.05
Expenses Paid per $1,000*	$.70
Hypothetical 5% Fund Return
Beginning Account Value 4/1/12	$1,000.00
Ending Account Value 9/30/12	$1,024.37
Expenses Paid per $1,000*	$.71
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio
Investment Class	.14%
For more information, please refer to the Fund's prospectus.

Other Information

Proxy Voting

The Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of Treasury Portfolio's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2011, the Fund's gross performance (Institutional Shares) was in the 1st quartile and 2nd quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). Based on Lipper data provided as of December 31, 2011, the Board noted that the Fund's total (net) operating expenses were lower than the median of the applicable Lipper expense universe for Investment Class shares (1st quartile), Premier Money Market Shares (1st quartile), Institutional Shares (1st quartile) and DWS U.S. Treasury Money Fund Class S shares (1st quartile). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitations agreed to by DWS. The Board also noted the significant voluntary fee waivers implemented by DWS to ensure that the Fund maintained a positive yield.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Service Center
P.O. Box 219151
Kansas City, MO 64121-7195

PRESORTED
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ICTTF-3
(R-024429-2 11/12)

SS

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Treasury Portfolio (Investment Class), a series of Investors Cash Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2012